As filed with the Securities and Exchange Commission on March 23, 2000

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) March 8, 2000
                                                          -------------


                               CAPITAL TRUST, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)


Maryland                           1-14788                       94-6181186
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(State or other                 (Commission                    (I.R.S. Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


605 Third Avenue, 26th Floor
New York, New York                                                  10016
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(Address of principal executive offices)                           (Zip Code)


                                 (212) 655-0220
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)



931233.6


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ITEM 5.           Other Events

         On March 8, 2000, Capital Trust, Inc. ("CT") entered into a strategic relationship with Citigroup Investments Inc., a Delaware corporation ("CIG"), pursuant to which, among other things, their respective affiliates will co-sponsor, commit to invest capital in and manage high yield commercial real estate mezzanine investment opportunity funds ("Mezzanine Funds"). CT's and CIG's affiliates have agreed, subject to certain terms and conditions, to make capital commitments to the Mezzanine Funds of up to an aggregate of $112.5 million and $400 million, respectively.

         The strategic relationship is governed by a venture agreement, dated as of March 8, 2000 (the "Venture Agreement"), amongst Travelers Limited Real Estate Mezzanine Investments I, LLC, a Delaware limited liability company ("Limited REMI I"), Travelers General Real Estate Mezzanine Investments II, LLC, a Delaware limited liability company ("General REMI II"), Travelers Limited Real Estate Mezzanine Investments II, LLC, a Delaware limited liability company ("Limited REMI II" and together with Limited REMI I and General REMI II, the "CIG Parties"), CT-F1, LLC, a Delaware limited liability company ("CT-F1"), CT-F2-GP, LLC, a Delaware limited liability company ("CT-F2-GP"), CT-F2-LP, LLC, a Delaware limited liability company ("CT-F2-LP"), CT Investment Management Co., LLC, a Delaware limited liability company ("CTIMCO" and together with CT-F1, CT-F2-GP and CT-F2-LP, the "CT Parties") and CT. The CIG Parties are affiliates of CIG and the CT Parties are wholly owned subsidiaries of CT.

         Pursuant to the Venture Agreement:

                  o CT-F1 and Limited REMI I entered into a limited liability company agreement, dated as of March 8, 2000, to organize and capitalize CT Mezzanine Partners I LLC, a Delaware limited liability company ("Fund I"), and in connection therewith made capital commitments to Fund I of $50 million and $150 million, respectively, subject to each party's satisfaction with respect to each investment to be made by Fund I.

                  o CT-F2-GP and General REMI II entered into a limited liability company agreement, dated as of March 8, 2000, to organize CT MP II LLC, a Delaware limited liability company (the "Fund II General Partner") that will serve as the general partner of CT
                           Mezzanine Partners II LP, a Delaware limited partnership ("Fund II"). Fund II will be organized and managed in accordance with the Venture Agreement, and will be capitalized, in accordance with the Venture Agreement, by CT-F2-LP, Limited REMI II and third-party investors.

                  o The CIG Parties agreed to make up to an aggregate of $250 million in capital commitments to Fund II and subsequent Mezzanine Funds sponsored pursuant to the Venture Agreement that close prior to December 31, 2001 ("Subsequent Funds") in a ratio of one dollar for every three dollars of capital commitments made by third party investors and CT agreed to make up to an aggregate of $62.5 million in capital commitments to Fund II and Subsequent Funds in a ratio of one dollar for every four dollars of capital commitments made by the CIG Parties or their designated affiliates.


931233.6

                  o In connection with the organization of Fund I, CT issued warrants to purchase 4,250,000 shares of class A common stock, par value $.01 per share ("Class A Common Stock"), of CT at $5.00 per share which were ultimately transferred to Limited REMI I (the "Fund I Warrants").

                  o In connection with the organization and capitalization of Fund II and any Subsequent Funds, CT has agreed, subject to stockholder approval, to issue warrants to purchase up to 5,250,000 shares of Class A Common Stock at $5.00 per share for ultimate transfer to Limited REMI II or a designated affiliate thereof, the actual number covered by such warrants to be determined pursuant to a formula based on the aggregate dollar amount of capital commitments made by the CIG Parties and the clients of Citibank's private bank ("Fund II Warrants" and together with the Fund I Warrants, the "Warrants")) or alternatively, if the required stockholder approval of the issuance of such shares underlying such warrants is not obtained, to provide contingent cash rights designed to provide equivalent value.

                  o CT granted General REMI II a right of first refusal exercisable after the initial closing of Fund II to co-sponsor any subsequent Mezzanine Fund ("Other Fund") that CT or any of its affiliates shall propose to organize and market to investors.

                  o During the period commencing on the initial closing of Fund II and continuing through the respective investment periods of Fund II or any Subsequent Fund or Other Fund:

                  o The real estate division of CIG ("CIG Real Estate") is obligated to present defined high yield commercial real estate mezzanine investment opportunities to the general partner or the managing member of the relevant fund.

                           o CIG Real Estate agreed not to sponsor or co-sponsor any funds that invest in defined high yield commercial real estate mezzanine investment opportunities (the "Business") other than as a co-sponsor with CT.

                           o CT agreed that its sole involvement in the Business shall be as a manager of, an advisor to and/or an investor in the funds formed with the CIG Parties, provided that CT may acquire any Business asset that has been declined by the CIG Parties or their relevant affiliates as an investment for any fund.

                           o CT agreed that it will offer any Business assets acquired by it for cash or equity securities for purchase at fair market value by the relevant fund.

                  o CT and The Travelers Insurance Company, a Connecticut corporation and affiliate of CIG, agreed to guarantee certain obligations under the Venture Agreement of their respective affiliates.


931233.6
                                        2

                  o CTIMCO was engaged by Fund I as the investment manager of Fund I and by the Fund II General Partner as the investment manager for Fund II, and CTIMCO shall be engaged as the investment manager for each Subsequent Fund and Other Fund. Under those engagements, CTIMCO shall earn cumulative investment management fees according to a schedule set forth in the Venture Agreement.

                  o The number of directorships on CT's board of directors was increased by two, and Marc Weill and Michael Watson, designees of the CIG Parties, were appointed directors of CT. Management and related stockholders ("Management Stockholders") who currently own in the aggregate 7,955,552 shares of Class A Common Stock (representing approximately
                           32.3% of the 25,596,413 shares of voting stock outstanding) agreed to vote in favor of their continued election.

                  o John R. Klopp and Craig M. Hatkoff, executive officers of CT, were designated key individuals who are required to devote specified professional time to the management of the funds co-sponsored with the CIG Parties.

                  o CT agreed as soon as possible to take the steps necessary for it to be taxed as a real estate investment trust (a "REIT") on terms mutually satisfactory to CT and the CIG Parties subject to changes in law, acts of God or force majeure, or good faith inability to meet the requisite qualifications. Management Stockholders, and certain other associated stockholders who currently own in the aggregate
                           1,487,979 shares of Class A Common Stock (representing approximately 6.0% of the shares of voting stock outstanding), agreed to vote in favor of all matters necessary for REIT election submitted for stockholder approval.

                  o Salomon Smith Barney Inc., an affiliate of CIG ("SSB"), was engaged by CT-F2- GP and by Limited REMI I, pursuant to advisory agreements, to serve as financial advisor in connection with the planning and structure of the transactions contemplated by the Venture Agreement and was engaged by the Fund II
                           General Partner, pursuant to a placement agent agreement, to serve as the placement agent for Fund II.

         The Venture Agreement contains provisions governing the unwinding of the Mezzanine Funds and termination of Venture Agreement and related agreements upon certain prescribed events of default, including SSB's termination of the Fund II placement agent agreement. A copy of the Venture Agreement is attached hereto as Exhibit 10.1 and its full text is incorporated by reference herein.

         In connection with the Venture Agreement, CT and the holders of the 150,000 8.25% step up convertible trust preferred securities with an aggregate liquidation amount of $150 million (the "CTP Securities") issued by CT's consolidated Delaware statutory business trust subsidiary, CT Convertible Trust I (the "Trust"), entered into an agreement in principle, subject to completion and execution of definitive documentation, to terminate the co-investment agreement, dated as of July 28, 1998, to which CT and the holders of the CTP Securities are parties and to amend the terms of the CTP Securities to, among other things:


931233.6
                                        3

                  o raise the current coupon rate payable by the Trust to the holders of the CTP Securities from 8.25% per annum to a blended rate of 10.16% per annum;

                  o change the coupon step provisions such that the coupon applied to approximately 60% in liquidation amount of the CTP Securities steps up commencing on April 1, 2002 to the greater of 10% (subject to an automatic step-up by 75 basis points on October 1, 2004 and on each October 1 thereafter) or the dividend yield on the underlying Class A Common Stock calculated pursuant to a formula prescribed therein;

                  o change the coupon step provisions such that the coupon applied to approximately 40% in liquidation amount of the CTP Securities automatically steps up by 75 basis points on October 1, 2004 and on each October 1 thereafter;

                  o change the redemption provisions such that approximately 40% in liquidation amount of the CTP Securities is redeemable, in whole or in part, at any time and such that the balance in liquidation amount of the CTP Securities is redeemable, in whole or in part, on or after September 30, 2004; and

                  o eliminate the conversion provisions with respect to approximately 40% in liquidation amount of the CTP Securities and reduce the conversion price (measured in liquidation amount of the CTP Securities) at which the balance in liquidation amount of the CTP Securities can be converted into shares of Class A Common Stock from $11.70 to $7.00 per share of Class A Common Stock. As a result, the total number of shares of Class A Common Stock issuable on conversion of all of the amended CTP Securities will not exceed 12,820,512, the number issuable on conversion of the original CTP Securities.

         In connection with the Venture Agreement, CT and the CIG Parties also entered into a registration rights agreement, dated as of March 8, 2000, pursuant to which CT agreed to register for resale the shares of Class A Common Stock issuable upon exercise of the Warrants no later than thirty days prior to the date upon which the Warrants become exercisable in accordance with their terms.

         On March 9, 2000, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and the full text of which is incorporated by reference herein, announcing the Venture Agreement and related transactions.


931233.6
                                        4

ITEM 7. Financial Statements, Supplemental Financial Information and Exhibits.

(c)      Exhibits.


10.1 Venture Agreement amongst Travelers Limited Real Estate Mezzanine Investments I, LLC, Travelers General Real Estate Mezzanine Investments II, LLC, Travelers Limited Real Estate Mezzanine Investments II, LLC, CT-F1, LLC, CT-F2-GP, LLC, CT-F2-LP, LLC, CT Investment Management Co., LLC and Capital Trust, Inc., dated as of March 8, 2000.
10.2 Limited Liability Company Agreement of CT Mezzanine Partners I LLC, by and among Travelers Limited Real Estate Mezzanine Investments I, LLC and CT-F1, LLC, dated as of March 8, 2000.
10.3 Limited Liability Company Agreement of CT MP II LLC, by and among Travelers General Real Estate Mezzanine Investments II, LLC and CT-F2- GP, LLC, dated as of March 8, 2000.
10.4 Fund I Class A Common Stock Warrant Agreement, by Capital Trust, Inc. granting warrant to Travelers Limited Real Estate Mezzanine Investment I, LLC, dated as of March 8, 2000.
10.5 Contingent Cash Rights Agreement, by and among Capital Trust, Inc. and Travelers General Real Estate Mezzanine Investments II, LLC, dated as of March 8, 2000.
10.6 Guaranty of Payment, by Capital Trust, Inc. in favor of Travelers Limited Real Estate Mezzanine Investments I, LLC,
                   Travelers General Real Estate Mezzanine Investments II, LLC and Travelers Limited Real Estate Mezzanine Investments II, LLC, dated as of March 8, 2000.
10.7 Guaranty of Payment, by The Travelers Insurance Company in favor of Capital Trust, Inc., CT-F1, LLC, CT-F2-GP, LLC, CT-F2-LP, LLC and CT Investment Management Co., LLC, dated as of March 8, 2000.
10.8 Investment Management Agreement, by and among CT Investment Management Co., LLC and CT Mezzanine Partners I LLC, dated as of March 8, 2000.
10.9 Investment Management Agreement, by and among CT Investment Management Co., LLC, CT MP II LLC and CT Mezzanine Partners II L.P., dated as of March 8, 2000.
10.10 Registration Rights Agreement, by and among Capital Trust, Inc., Travelers Limited Real Estate Mezzanine Investments I, LLC, Travelers General Real Estate Mezzanine Investments II, LLC and Travelers Limited Real Estate Mezzanine Investments II, LLC, dated as of March 8, 2000.
99.1               Press Release, dated March 9, 2000.


931233.6
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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CAPITAL  TRUST, INC.
                                                 (Registrant)


Date: March 23, 2000                        By:
                                               ------------------------------
                                               Name:  Edward L. Shugrue III
                                               Title: Chief Financial Officer

931233.6
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